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                                                                   EXHIBIT 10.31


NOTE TO CLERK: THIS IS A SUPPLEMENTAL INSTRUMENT OF WRITING AS DEFINED IN
SECTION 12-101(g), REAL PROPERTY ARTICLE, ANNOTATED CODE OF MARYLAND (1994 REPL. VOL.) WHICH IS EXEMPT FROM RECORDATION TAX PURSUANT TO SECTION 12-108(e) OF THE AFORESAID CODE.


                    THIRD MODIFICATION AGREEMENT - LEASEHOLD

                      DEED OF TRUST AND SECURITY AGREEMENT

      THIS THIRD MODIFICATION AGREEMENT - LEASEHOLD DEED OF TRUST AND SECURITY AGREEMENT (this "Amendment") is made as of the ___ day of April, 1998 by and among BIORELIANCE CORPORATION, a corporation organized and in good standing under the laws of State of Delaware, successor in interest to and formerly know of record as MICROBIOLOGICAL ASSOCIATES, INC., (the "Grantor"), ELIZABETH F. SHORE, as trustee (the "Trustee") and NATIONSBANK, N.A., a national banking association successor-in-interest to MARYLAND NATIONAL BANK, a national banking association (the "Beneficiary").

                                    RECITALS


      A. The Beneficiary has made a line of credit converting into a term loan (the "Loan") in the original principal amount of Three Million Dollars ($3,000,000), which Loan is evidenced by that certain Deed of Trust Note dated December 17, 1993 from the Grantor and Microbiological Associates International Limited, which name has been changed to BioReliance Limited ("MAL"), which Deed of Trust Note was amended by that certain First Loan Modification Agreement (the "First Loan Modification Agreement") dated May 31, 1994 by and among the Beneficiary, the Grantor, MAL, MAGENTA Corporation and Magenta Services, Ltd., which among other things added Magenta Corporation and Magenta Services, Ltd. as joint and several co-makers to the Deed
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of Trust Note, which Deed of Trust Note was further amended by that certain
Second Loan Modification Agreement dated September 30, 1994 by and among the Grantor, MAL, MAGENTA Corporation ("Magenta"), Magenta Services, Ltd. ("Magenta Services") and the Beneficiary, and which Deed of Trust Note was amended and restated in its entirety pursuant to the provisions of that certain Third Loan Modification Agreement dated as of December 1, 1994, by and among the Grantor, MAL, Magenta, Magenta Services and the Beneficiary, which among other things, increased the maximum principal amount of the Loan from Three Million Dollars ($3,000,000) to Four Million Three Hundred Thousand Dollars ($4,300,000) and which Deed of Trust Note is being further amended by that certain Deed of Trust Note Modification Agreement of even date herewith by and among the Grantor, MA BioServices, Inc., Magenta and Magenta Viral Production, Inc. (collectively, the "Borrowers") and the Beneficiary (the Deed of Trust Note as amended and restated from time to time, is hereinafter called, the "Note").

      B. The Loan is secured by that certain Leasehold Deed of Trust and Security Agreement dated December 17, 1993 from the Grantor to the trustees named therein for the benefit of the Beneficiary, which Leasehold Deed of Trust and Security Agreement was recorded December 20, 1993, among the Land Records for Montgomery County, Maryland in Liber 12140, at folio 779, and which Leasehold Deed of Trust and Security Agreement was amended by that certain Modification Agreement-Leasehold Deed of Trust and Security Agreement dated December 1, 1994 by and among the Grantor, the trustees named therein and the Beneficiary, and which Leasehold Deed of Trust and Security Agreement was further amended by that certain Second Modification Agreement-Leasehold Deed of Trust and Security Agreement dated October 31, 1997 by and among the Grantor, the


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trustees named therein and the Beneficiary (the Leasehold Deed of Trust and
Security Agreement as thereafter amended from time to time is hereinafter called the "Deed of Trust").

      C. The Borrowers and the Beneficiary have entered into that certain Amended and Restated Replacement Loan Agreement dated October 31, 1997 (the "Restated Loan Agreement"), which Restated Loan Agreement is being amended by that certain First Amendment to Amended and Restated Replacement Loan Agreement (the "First Amendment") of even date herewith (the Restated Loan Agreement as amended from time to time is hereinafter called the "Loan Agreement").

      D. The Borrowers have requested and the Beneficiary has agreed to amend or delete certain provisions of the Deed of Trust to conform with the terms and provisions of the First Amendment, all as more fully described herein.

            NOW, THEREFORE, this Amendment, witnesseth that for Five Dollars ($5.00) and other good and valuable consideration payable to each of the parties by the other parties, the parties hereby agree as follows:

      1. Incorporation of Recitals. The parties hereto acknowledge and agree that the recitals hereinabove set forth are true and correct in all respects and that the same are incorporated herein and made a part hereof.

      2. Insurance. The parties hereto agree, that under the provisions of
Section 4.5 of the Deed of Trust the Borrowers may "self insure" pursuant to a formal plan adopted and approved by Board of Directors of each applicable Borrower, provided that the aggregate amount of contingent liability at any time under such self insurance plan or plans does not exceed Three Million Dollars ($3,000,000).


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      3. Events of Default. Sections 6.1 (Payment of Indebtedness), 6.2
(Performance of Obligations), and 6.15 (Default Under the Lease) of the Deed of Trust are hereby amended and restated in their entirety as follows:

            6.1 Payment of Indebtedness. Grantor shall fail to make any payment of the Indebtedness, when and as the same shall become due and payable and such failure shall continue for a period of five (5) days after written notice thereof.

            6.2 Performance of Obligations. Grantor shall default in the due observance or performance of any of the Obligations and such default shall continue uncured for thirty (30) days after notice thereof shall have been given to Grantor by the Beneficiary, unless (a) the nature of the default is such that it cannot be cured within the thirty (30) day period, and (b) the Grantor institutes corrective action within the thirty (30) day period, and (c) the Grantor completes the cure within a period of an additional sixty (60) days.

            6.15 Default Under the Lease. The occurrence of any Event of Default under the Lease.

      4. Assignment of Leases and Rents. Section 9.3 (No Third-Party Assignment) of the Deed of Trust is hereby amended and restated in its entirety as follows:

            9.3 No Third-Party Assignment. Grantor will not without Beneficiary's prior written consent assign, permit subletting (except assignments and subleases to Subsidiaries of the Grantor) (unless the right is expressly reserved by the tenant) or otherwise encumber future rental payments under the Leases or in and to the Rents to third parties, nor will Grantor anticipate for more than one (1) month any rents that may become collectible under such Leases.

      5. Environmental Concerns. Section 11.0 of the Deed of Trust is hereby amended and restated in its entirety as follows:

            11.0 Compliance. (a) Grantor agrees to (i) give notice to the Beneficiary immediately upon the Grantor's acquiring knowledge of any and all enforcement, cleanup,


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      remedial, removal or other governmental or regulatory actions instituted, completed or threatened pursuant to any applicable Environmental Regulations relating to any Hazardous Materials affecting the Mortgaged Property or the Grantor ("Hazardous Material Claims") with respect to any Environmental Regulations with a full description thereof; (ii) at the Grantor's sole cost and expense, promptly comply or cause compliance with any and all Environmental Regulations relating to the Mortgaged Property or such Hazardous Materials Claim and provide the Beneficiary with satisfactory evidence of such compliance; and (iii) take whatever other action as the Beneficiary may deem necessary or appropriate in its reasonable discretion to restore to the Grantor the full use and benefit of the Mortgaged Property as contemplated by the Loan Documents.

            (b) If an Event of Default shall have occurred hereunder or under any of the other Loan Documents, the Grantor shall immediately upon the receipt of notice from the Beneficiary, which may be given at any time and from time to time by the Beneficiary in its sole discretion (but not more frequently than once during any twelve (12) month period), cause a report of the Mortgaged Property of such scope (including but not limited to the taking of soil borings and air and groundwater samples and other above and below ground testing) as the Beneficiary may request, prepared by a recognized environmental consulting firm acceptable to the Beneficiary in all respects and sufficient in detail to comply with the Beneficiary's established guidelines and the guidelines of any appropriate governmental authority (an "Environmental Assessment") to be undertaken with respect to the Mortgaged Property and furnish the same to the Beneficiary within thirty (30) days after the date of the Beneficiary's request. The cost of any such environmental assessment shall be borne exclusively by the Grantor. The Grantor shall cooperate with each environmental consulting firm engaged to make any such Environmental Assessment and shall supply to each such environmental consulting firm, from time to time and promptly on request, all information available to the Grantor to facilitate the completion of the Environmental Assessment. Notwithstanding the foregoing, the Beneficiary shall be under no duty to require the preparation of any Environmental Assessment of the Mortgaged Property, and in no event shall any such Environmental Assessment by the Beneficiary be or give rise to any representation or warranty by the Beneficiary that Hazardous Materials are or are not present on the Mortgaged Property, or that there has been compliance by the Grantor or any other person with any Environmental Regulations.

            (c) The Grantor shall protect, indemnify, defend and hold the Beneficiary, the Trustees, any persons owned or controlled by, owning or controlling, or under the common control of or affiliated with, the Beneficiary and/or the Trustees, any participants in the Loan, the directors, officers, employees and agents of the Beneficiary, and/or such other persons, and the heirs, personal representatives, successors and assigns of each of the foregoing, harmless from and against any and all any liability, suit, action, claim, demand, loss, expense, penalty, fine, judgment or other cost of any kind or nature whatsoever, including without limitation, fees, costs and expenses of attorneys, consultants, contractors and experts ("Claims") of any kind or nature whatsoever arising out of or in any way connected with any


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      investigative, enforcement, cleanup, removal, containment, remedial or other private, governmental or regulatory action at any time threatened, instituted or completed pursuant to any applicable Environmental Requirement against the Grantor or the Beneficiary or against or with respect to the Mortgaged Property or any condition, use or activity on the Mortgaged Property or at any time threatened or made by any person against the Grantor or the Beneficiary or against or with respect to the Mortgaged Property or any condition, use or activity on the Mortgaged Property relating to any damage, contribution, cost recovery, compensation, loss or injury resulting from or in any way arising in connection with any Hazardous Materials or Hazardous Materials Claims. Upon demand by the Beneficiary, the Grantor shall diligently defend any such Claim which affects the Mortgaged Property or is made or commenced against the Beneficiary, whether alone or together with the Grantor or any other Person, all at the Grantor's sole cost and expense and by counsel to be approved by the Beneficiary in the exercise of its reasonable judgment. In the alternative, the Beneficiary may at any time elect to conduct its own defense through counsel selected by the Beneficiary and at the cost and expense of the Grantor.

            For purposes of Section 11.2 of the Deed of Trust, Beneficiary hereby acknowledges that it has been advised of the Ramp Industries matter described in that certain Registration Statement on Form S-1 (Registration No. 333-25011) as amended, and as filed with the Securities and Exchange Commission.

      6. Additional Representations and Warranties. The Grantor hereby represents and warrants that:

            (a) The Deed of Trust, as modified by this Amendment, is the Grantor's valid, binding and enforceable obligation and constitutes a first lien on the Grantor's leasehold interest in the Mortgaged Property;

            (b) The Grantor has no present claims, actions, causes of action, defenses, counterclaims or setoffs of any kind or nature which they can assert against the Beneficiary in connection with the making, closing, administration, collection and/or enforcement by the Beneficiary of the Obligations, the Deed of Trust or any related agreement. In the event that the Grantor has any present claims, actions or causes of action, defenses, counterclaims or setoffs of any kind or nature which it may now assert against the Beneficiary in connection with the making,


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closing, administration, collection and/or enforcement by the Beneficiary by the
Obligations, the Deed of Trust or any related agreements, which occurred prior to the date of this Amendment then by executing this Amendment they have forever irrevocably waived and relinquished them.

      7. Confirmation. Except as expressly modified hereby, the Deed of Trust as previously modified, is hereby ratified and confirmed in all respects and shall remain in full force and effect. The parties hereto acknowledge that the Trustee is executing this Amendment for the sole purpose of consenting to the terms hereof. This Amendment shall be one of the "Loan Documents" for all purposes of the Deed of Trust.

      8. Counterparts. This Amendment may be executed in any number of multiple counterparts, each of which shall be deemed an original hereof and all of which when taken together shall constitute one and the same instrument.

      9. Further Assurances. The Grantor shall execute and deliver such additional documents and instruments and perform such further acts as may be requested by the Beneficiary from time to time to confirm the provisions of this Amendment, to carry out more effectively the purposes of the Amendment, or to confirm the priority of the lien created by the Deed of Trust, as modified by this Amendment, on any property, rights or interest encumbered or intended to be encumbered by the Deed of Trust, as modified by this Amendment.

      10. ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF THIS AMENDMENT, THE DEED OF TRUST, THE LOAN DOCUMENTS OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING


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ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT
APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR ARBITRATION OF COMMERCIAL DISPUTES OF ENDISPUTE, INC., D/B/a J.A.M.S./ENDISPUTE ("J.A.M.S.") AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF AN INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS INSTRUMENT, AMENDMENT OR DOCUMENT MAY BRING ANY ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS INSTRUMENT, AMENDMENT OR DOCUMENT RELATES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

      (a) SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN MONTGOMERY COUNTY, MARYLAND AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR. IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN NINETY (90) DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCING OF SUCH HEARING FOR AN ADDITIONAL SIXTY (60) DAYS.

      (B) RESERVATION OF RIGHTS. NOTHING IN THIS INSTRUMENT, AMENDMENT OR DOCUMENT SHALL BE DEEMED TO: (I) LIMIT THE APPLICABILITY


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OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS
CONTAINED IN THIS INSTRUMENT, AMENDMENT OR DOCUMENT; OR (II) BE A WAIVER BY THE BENEFICIARY OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SECTION 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE BENEFICIARY:
(a) TO EXERCISE SELF HELP REMEDIES (BUT NOT INCLUDING SETOFF), OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE BENEFICIARY MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS INSTRUMENT, AMENDMENT OR DOCUMENT. NEITHER THE EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF ANY ACTION FOR FORECLOSURE OR FOR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

      11. Notices. From and after the date of this Amendment, all notices to the Grantor and the Beneficiary under the Deed of Trust shall be given to such parties in the manner and at the addresses set forth in the Restated Loan Agreement.



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      12. Severability. If any provision of this Amendment is held to be invalid or unenforceable by a court of competent jurisdiction, the other provisions of this Amendment and the same provision as applied under the circumstances shall remain in full force and effect and shall be liberally construed in favor of the Beneficiary in order to affect the intent of this Amendment.

      13. Governing Law and Captions. This Amendment shall be governed and construed in accordance with the laws of the State of Maryland. The headings used in this Amendment are for the convenience of the parties only and shall not be used in interpreting and construing the meaning of this Amendment.

      WITNESS the signatures and seals of the parties hereto as of the day and year first above written:

                                    GRANTOR:

WITNESS/ATTEST:                     BIORELIANCE CORPORATION

______________________________      By:__________________________(SEAL)
                                       Name:
                                       Title:

                                    BENEFICIARY:

                                    NATIONSBANK, N.A.

_________________________           By:_________________________________(SEAL)
                                       Elizabeth F. Shore
                                       Vice President

WITNESS:                            TRUSTEE:

_________________________           ____________________________________(SEAL)
                                    Elizabeth F. Shore, as Trustee


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STATE/COMMONWEALTH OF _________________,
CITY/COUNTY OF ________________, TO WIT:

      I HEREBY CERTIFY, that on this _____ day of _____, 1998, before me, the undersigned Notary Public of said State/Commonwealth, personally appeared _______________________, who acknowledged himself to be the ______________ of
BioReliance Corporation, a Delaware corporation known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained as the duly authorized __________________ of said corporation by signing the name of the corporation by himself as ________________.

      WITNESS my hand and Notarial Seal.

                                         _____________________________________
                                                   Notary Public

My Commission Expires: _______________.

STATE/COMMONWEALTH OF ___________,
CITY/COUNTY OF _____________ , TO WIT:

      I HEREBY CERTIFY, that on this _____ day of April, 1998, before me, the undersigned Notary Public of said State/Commonwealth, personally appeared Elizabeth F. Shore, known to me (or satisfactorily proven) to be a person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained.

      WITNESS my hand and Notarial Seal.

                                    ______________________________
                                            Notary Public


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STATE/COMMONWEALTH OF ___________,
CITY/COUNTY OF ____________ , TO WIT:

      I HEREBY CERTIFY, that on this _____ day of April, 1988 before me, the undersigned Notary Public of said State/Commonwealth, personally appeared Elizabeth F. Shore, who acknowledged herself to be a Vice President of NATIONSBANK, N.A. known to me (or satisfactorily proven) to be a person whose name is subscribed to the within instrument, and acknowledged that she executed the same for the purposes therein contained as the duly authorized Vice President of said national association signing the name of the national association by herself as Vice President.

      WITNESS my hand and Notarial Seal.

                                    ______________________________
                                          Notary Public

My Commission Expires:

      THE UNDERSIGNED, a member in good standing of the Bar of the Court of Appeals of Maryland, hereby certifies that the within instrument was prepared by him.

                                          _____________________________
                                          Richard M. Pollak


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Grantee's Address:

c/o NationsBank, N.A.
6610 Rockledge Drive, Third Floor
Bethesda, Maryland 20817
Attn: Elizabeth F. Shore
      Commercial Banking

Property Address:

9900 Blackwell Road
Rockville, Maryland 20850

Title Insurer:

Chicago Title Insurance Company




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